Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Investments, at fair value ⁽⁴⁾ ⁽⁵⁾
CLO Debt
Structured Finance
United States
522 Funding CLO 2017-1(A), Ltd.	Secured Note - Class E-R, 12.74% (3M SOFR + 7.46%, due 10/20/2034) ⁽⁶⁾	09/19/23	$2,000,000	$1,850,199	$1,870,400	0.21%
AGL CLO 13 Ltd.	Secured Note - Class E, 12.04% (3M SOFR + 6.76%, due 10/20/2034) ⁽⁶⁾	06/14/23	5,950,000	5,667,899	5,930,365	0.66%
AGL CLO 5 Ltd.	Secured Note - Class E-R, 11.99% (3M SOFR + 6.71%, due 07/20/2034) ⁽⁶⁾	08/22/23	10,050,000	9,603,186	10,050,000	1.12%
Allegany Park CLO, Ltd.	Secured Note - Class E-R, 11.68% (3M SOFR + 6.40%, due 01/20/2035) ⁽⁶⁾	06/28/23	9,000,000	8,447,447	8,975,700	1.00%
Allegro CLO VI Ltd.	Secured Note - Class E, 11.10% (3M SOFR + 5.81%, due 01/17/2031) ⁽⁶⁾	05/02/24	10,500,000	10,337,852	10,264,800	1.15%
Ares XLIII CLO Ltd.	Secured Note - Class E-R, 12.42% (3M SOFR + 7.12%, due 07/15/2034) ⁽⁶⁾	11/29/23	1,650,000	1,572,583	1,633,665	0.18%
Ares LXI CLO Ltd.	Secured Note - Class F-R, 13.28% (3M SOFR + 8.00%, due 04/20/2037) ⁽⁶⁾	03/27/24	269,700	269,700	269,134	0.03%
Bain Capital Credit CLO 2019-3, Limited	Secured Note - Class E-R, 12.64% (3M SOFR + 7.36%, due 10/21/2034) ⁽⁶⁾	06/06/23	7,300,000	6,525,409	7,066,400	0.79%
Bain Capital Credit CLO 2021-1, Limited	Secured Note - Class E, 12.04% (3M SOFR + 6.76%, due 04/18/2034) ⁽⁶⁾	06/08/23	5,600,000	5,034,894	5,348,560	0.60%
Bain Capital Credit CLO 2021-5, Limited	Secured Note - Class E, 12.04% (3M SOFR + 6.76%, due 10/23/2034) ⁽⁶⁾	12/08/23	500,000	469,321	473,650	0.05%
Barings CLO Ltd. 2022-I	Secured Note - Class E, 12.28% (3M SOFR + 7.00%, due 04/15/2035) ⁽⁶⁾	03/18/22	4,450,000	4,131,486	4,335,635	0.49%
Battalion CLO XXI Ltd.	Secured Note - Class E, 12.02% (3M SOFR + 6.72%, due 07/15/2034) ⁽⁶⁾	06/27/23	1,625,000	1,331,862	1,446,250	0.16%
Carlyle US CLO 2019-4, Ltd.	Secured Note - Class D-R, 11.90% (3M SOFR + 6.60%, due 04/15/2035) ⁽⁶⁾	05/07/24	3,750,000	3,746,973	3,706,500	0.41%
Carlyle US CLO 2021-10, Ltd.	Secured Note - Class E, 12.04% (3M SOFR + 6.76%, due 10/20/2034) ⁽⁶⁾	03/27/24	8,075,000	7,975,488	7,953,068	0.89%
CIFC Funding 2015-III, Ltd.	Secured Note - Class F-R, 12.34% (3M SOFR + 7.06%, due 04/19/2029) ⁽⁶⁾	02/23/18	2,450,000	2,408,944	2,267,230	0.25%
Dryden 53 CLO, Ltd.	Secured Note - Class F, 13.06% (3M SOFR + 7.76%, due 01/15/2031) ⁽⁶⁾	11/28/17	1,295,000	1,208,554	901,450	0.10%
Dryden 68 CLO, Ltd.	Secured Note - Class E-R, 12.31% (3M SOFR + 7.01%, due 07/15/2035) ⁽⁶⁾	04/24/24	4,750,000	4,521,850	4,497,775	0.50%
Dryden 75 CLO, Ltd.	Secured Note - Class E-R2, 12.16% (3M SOFR + 6.86%, due 04/15/2034) ⁽⁶⁾	05/30/23	3,200,000	2,797,441	3,032,320	0.34%
HarbourView CLO VII-R, Ltd.	Secured Note - Class F, 13.81% (3M SOFR + 8.53%, due 07/18/2031) ⁽⁶⁾ ⁽⁷⁾	05/17/18	742,858	712,839	319,429	0.04%
KKR CLO 17 Ltd.	Secured Note - Class E-R, 12.95% (3M SOFR + 7.65%, due 04/15/2034) ⁽⁶⁾	09/07/23	3,900,000	3,673,023	3,877,380	0.43%
Marathon CLO VII Ltd.	Secured Note - Class D, 10.93% (3M SOFR + 5.66%, due 10/28/2025) ⁽⁶⁾ ⁽⁷⁾ ⁽¹⁹⁾	02/08/18	1,269,873	-	159,496	0.02%
Marathon CLO VIII Ltd.	Secured Note - Class D-R, 11.98% (3M SOFR + 6.70%, due 10/18/2031) ⁽⁶⁾	08/14/18	4,150,000	4,088,879	3,302,155	0.37%
Morgan Stanley Eaton Vance CLO 2021-1, Ltd.	Secured Note - Class E, 12.29% (3M SOFR + 7.01%, due 10/20/2034) ⁽⁶⁾	01/25/24	4,000,000	3,906,279	3,982,000	0.45%
Octagon 51, Ltd.	Secured Note - Class E, 12.29% (3M SOFR + 7.01%, due 07/20/2034) ⁽⁶⁾	01/24/24	3,500,000	3,439,014	3,487,750	0.39%
Octagon 59, Ltd.	Secured Note - Class E, 12.72% (3M SOFR + 7.60%, due 05/15/2035) ⁽⁶⁾	06/12/23	3,375,000	3,120,587	3,290,288	0.37%
Octagon Investment Partners XXI, Ltd.	Secured Note - Class D-RR, 12.38% (3M SOFR + 7.26%, due 02/14/2031) ⁽⁶⁾	06/06/23	825,000	711,441	825,000	0.09%
Octagon Investment Partners 27, Ltd.	Secured Note - Class F-R, 13.41% (3M SOFR + 8.11%, due 07/15/2030) ⁽⁶⁾	07/05/18	900,000	857,000	589,770	0.07%
Octagon Investment Partners 43, Ltd.	Secured Note - Class E, 12.15% (3M SOFR + 6.86%, due 10/25/2032) ⁽⁶⁾	06/26/23	4,325,000	4,002,580	4,292,130	0.48%
Octagon Investment Partners 44, Ltd.	Secured Note - Class E-R, 12.31% (3M SOFR + 7.01%, due 10/15/2034) ⁽⁶⁾	08/27/21	1,812,500	1,732,641	1,654,813	0.19%
OZLM XXII, Ltd.	Secured Note - Class D, 10.85% (3M SOFR + 5.56%, due 01/17/2031) ⁽⁶⁾	02/05/18	900,000	897,972	824,850	0.09%
Rockford Tower CLO 2021-2, Ltd.	Secured Note - Class E, 11.94% (3M SOFR + 6.66%, due 07/20/2034) ⁽⁶⁾	02/06/24	3,400,000	3,184,336	3,259,240	0.36%
Rockford Tower CLO 2021-3, Ltd.	Secured Note - Class E, 12.26% (3M SOFR + 6.98%, due 10/20/2034) ⁽⁶⁾	04/19/24	5,000,000	4,670,447	4,643,500	0.52%
RR 1 Ltd.	Secured Note - Class D-1-B, 11.91% (3M SOFR + 6.61%, due 07/15/2035) ⁽⁶⁾	01/24/24	5,850,000	5,770,458	5,810,220	0.65%
RR 6 Ltd.	Secured Note - Class D-R, 11.41% (3M SOFR + 6.11%, due 04/15/2036) ⁽⁶⁾	06/26/23	4,260,000	3,814,206	4,108,344	0.46%
Steele Creek CLO 2019-1, Ltd.	Secured Note - Class E, 12.57% (3M SOFR + 7.27%, due 04/15/2032) ⁽⁶⁾	03/22/19	3,091,000	2,982,298	2,934,286	0.33%
Wind River 2013-2 CLO Ltd.	Secured Note - Class E1-R, 12.29% (3M SOFR + 7.01%, due 10/18/2030) ⁽⁶⁾	05/16/24	2,250,000	2,205,615	2,152,350	0.24%
Wind River 2019-2 CLO Ltd.	Secured Note - Class E-R, 12.30% (3M SOFR + 7.00%, due 01/15/2035) ⁽⁶⁾	02/04/22	2,950,000	2,777,780	2,703,085	0.30%
Wind River 2019-3 CLO Ltd.	Secured Note - Class E1-R, 11.91% (3M SOFR + 6.61%, due 04/15/2031) ⁽⁶⁾	05/14/24	3,000,000	2,947,934	2,944,200	0.33%
Total CLO Debt				133,396,417	135,183,188	15.11%

CLO Equity ⁽⁸⁾
Structured Finance
United States
1988 CLO 1 Ltd.	Income Note (effective yield 6.75%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁸⁾	09/23/22	7,876,000	5,477,498	5,594,120	0.63%
1988 CLO 2 Ltd.	Income Note (effective yield 4.33%, maturity 04/15/2038) ⁽⁹⁾ ⁽¹⁸⁾	02/08/23	9,334,000	6,209,287	5,806,078	0.65%
1988 CLO 3 Ltd.	Income Note (effective yield 8.64%, maturity 10/15/2038) ⁽⁹⁾ ⁽¹⁸⁾	09/12/23	9,267,000	6,575,705	5,466,788	0.61%
1988 CLO 4 Ltd.	Income Note (effective yield 14.22%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁸⁾	04/09/24	7,970,000	6,978,891	6,561,647	0.73%
1988 CLO 5 Ltd.	Income Note (effective yield 15.67%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁸⁾	06/03/24	9,250,000	6,860,041	6,635,378	0.74%
ALM VIII, Ltd.	Preferred Share (effective yield 0.00%, maturity 10/20/2028) ⁽⁹⁾ ⁽¹¹⁾	06/02/16	8,725,000	-	4,363	0.00%
Anchorage Credit Funding 12, Ltd.	Income Note (effective yield 11.67%, maturity 10/25/2038) ⁽⁹⁾	09/04/20	9,250,000	6,392,224	4,031,626	0.45%
Anchorage Credit Funding 13, Ltd.	Subordinated Note (effective yield 11.27%, maturity 07/27/2039) ⁽⁹⁾	05/25/21	1,200,000	1,026,800	640,284	0.07%
Ares Loan Funding IV, Ltd.	Subordinated Note (effective yield 16.65%, maturity 10/15/2036) ⁽⁹⁾	05/06/24	2,500,000	1,773,931	1,791,418	0.20%
Ares XXXIV CLO Ltd.	Subordinated Note (effective yield 21.95%, maturity 04/17/2033) ⁽⁹⁾	09/16/20	18,075,000	6,149,549	5,348,256	0.60%
Ares XLI CLO Ltd.	Income Note (effective yield 13.88%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	11/29/16	29,388,000	13,737,103	10,827,353	1.21%
Ares XLI CLO Ltd.	Subordinated Note (effective yield 13.88%, maturity 04/15/2034) ⁽⁹⁾	09/05/24	750,000	267,788	266,437	0.03%
Ares XLIII CLO Ltd.	Income Note (effective yield 10.90%, maturity 07/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	04/04/17	30,850,000	14,222,418	10,159,522	1.14%
Ares XLIII CLO Ltd.	Subordinated Note (effective yield 10.90%, maturity 07/15/2034) ⁽⁹⁾	11/10/21	1,505,000	643,884	454,208	0.05%
Ares XLIV CLO Ltd.	Subordinated Note (effective yield 14.77%, maturity 04/15/2034) ⁽⁹⁾	10/06/21	16,376,572	5,343,724	4,606,051	0.52%
Ares XLVII CLO Ltd.	Subordinated Note (effective yield 5.64%, maturity 04/15/2030) ⁽⁹⁾	10/22/20	8,500,000	2,959,935	2,260,515	0.25%
Ares LI CLO Ltd.	Income Note (effective yield 14.57%, maturity 07/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	01/25/19	13,353,849	8,117,611	6,461,676	0.72%
Ares LVIII CLO Ltd.	Subordinated Note (effective yield 15.46%, maturity 01/15/2035) ⁽⁹⁾	08/17/21	6,175,000	4,212,768	3,822,283	0.43%
Ares LXI CLO Ltd.	Subordinated Note (effective yield 16.25%, maturity 04/20/2037) ⁽⁹⁾	01/24/24	4,650,000	2,929,277	2,770,084	0.31%
Ares LXIII CLO Ltd.	Subordinated Note (effective yield 18.12%, maturity 04/20/2035) ⁽⁹⁾	08/20/24	5,000,000	3,968,750	3,926,899	0.44%
Ares LXIV CLO Ltd.	Subordinated Note (effective yield 17.52%, maturity 10/22/2039) ⁽⁹⁾	01/26/23	22,156,000	14,993,991	15,740,797	1.76%
Ares LXVI CLO Ltd.	Subordinated Note (effective yield 16.63%, maturity 07/25/2036) ⁽⁹⁾	08/12/24	12,750,000	7,554,375	7,750,627	0.87%
Ares LXIX CLO Ltd.	Income Note (effective yield 23.24%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/31/24	14,100,000	10,162,716	12,619,837	1.41%
Ares LXXII CLO Ltd.	Income Note (effective yield 20.75%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	06/21/24	33,950,000	25,003,785	24,662,442	2.76%
Bain Capital Credit CLO 2021-1, Limited	Subordinated Note (effective yield 8.72%, maturity 04/18/2034) ⁽⁹⁾	04/29/21	9,100,000	6,618,300	4,436,953	0.50%
Bain Capital Credit CLO 2021-7, Limited	Subordinated Note (effective yield 17.10%, maturity 01/22/2035) ⁽⁹⁾	09/05/23	7,250,000	4,174,845	3,279,187	0.37%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note (effective yield 34.11%, maturity 10/25/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	5,550,000	3,181,434	3,033,561	0.34%
Barings CLO Ltd. 2018-I	Income Note (effective yield 0.00%, maturity 04/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	02/23/18	20,808,000	7,668,915	4,826,976	0.54%
Barings CLO Ltd. 2019-I	Income Note (effective yield 13.45%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	02/12/19	13,085,000	8,305,212	6,102,142	0.68%
Barings CLO Ltd. 2019-II	Income Note (effective yield 10.50%, maturity 04/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	03/15/19	16,150,000	9,233,159	6,287,379	0.70%
Barings CLO Ltd. 2020-I	Income Note (effective yield 30.78%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	09/04/20	5,550,000	2,749,197	3,173,229	0.36%
Barings CLO Ltd. 2021-I	Subordinated Note (effective yield 19.89%, maturity 04/25/2034) ⁽⁹⁾	06/05/24	20,000,000	12,022,812	10,592,887	1.19%
Barings CLO Ltd. 2021-II	Subordinated Note (effective yield 15.47%, maturity 07/15/2034) ⁽⁹⁾	09/07/22	9,250,000	6,265,702	4,894,493	0.55%
Barings CLO Ltd. 2021-III	Subordinated Note (effective yield 8.27%, maturity 01/18/2035) ⁽⁹⁾	11/17/21	2,000,000	1,366,864	917,796	0.10%
Barings CLO Ltd. 2022-I	Income Note (effective yield 17.01%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/18/22	7,500,000	5,228,204	3,893,264	0.44%
Barings CLO Ltd. 2022-II	Income Note (effective yield 37.30%, maturity 07/15/2072) ⁽⁹⁾ ⁽¹⁰⁾	06/21/22	10,800,000	3,806,604	6,154,794	0.69%
Barings CLO Ltd. 2024-II	Income Note (effective yield 19.90%, maturity 07/15/2039) ⁽⁹⁾ ⁽¹⁰⁾	05/31/24	9,300,000	6,427,598	7,382,257	0.83%
Basswood Park CLO, Ltd.	Subordinated Note (effective yield 17.29%, maturity 04/20/2034) ⁽⁹⁾	08/17/21	27,750,000	19,221,362	18,534,494	2.07%
Basswood Park CLO, Ltd.	Class M-1 Notes (effective yield 1998.88%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	3,346	22,118	0.00%
Basswood Park CLO, Ltd.	Class M-2 Notes (effective yield 1998.88%, maturity 04/20/2034) ⁽⁹⁾	02/15/24	5,000,000	7,807	51,608	0.01%
Battalion CLO IX Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	07/09/15	18,734,935	6,886,127	2,542,509	0.28%
Battalion CLO 18 Ltd.	Income Note (effective yield 25.96%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	08/25/20	8,400,000	4,463,389	3,757,909	0.42%
Battalion CLO XIX Ltd.	Income Note (effective yield 19.21%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	03/11/21	8,600,000	4,434,677	3,289,116	0.37%
Battalion CLO XXIII Ltd.	Income Note (effective yield 16.51%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	05/19/22	18,010,000	8,953,218	8,189,179	0.92%
Bear Mountain Park CLO, Ltd.	Income Note (effective yield 27.25%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	07/13/22	14,500,000	11,792,490	16,618,393	1.86%
Belmont Park CLO, Ltd.	Income Note (effective yield 17.16%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	02/21/24	14,950,000	10,831,724	11,574,231	1.30%
Bethpage Park CLO, Ltd.	Income Note (effective yield 15.14%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	09/24/21	14,750,000	8,543,183	7,973,312	0.89%
BlueMountain CLO 2013-2 Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2030) ⁽⁹⁾ ⁽¹²⁾	10/21/14	23,000,000	4,926,463	230,000	0.03%
BlueMountain CLO 2018-1 Ltd.	Subordinated Note (effective yield 14.54%, maturity 07/30/2030) ⁽⁹⁾	03/26/20	5,550,000	463,418	211,190	0.02%
BlueMountain CLO XXIV Ltd.	Subordinated Note (effective yield 23.15%, maturity 04/20/2034) ⁽⁹⁾	06/16/20	7,375,000	3,810,257	3,085,744	0.35%
BlueMountain CLO XXV Ltd.	Subordinated Note (effective yield 22.17%, maturity 07/15/2036) ⁽⁹⁾	06/23/20	6,525,000	3,727,117	2,906,590	0.33%
Bristol Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	11/01/16	34,250,000	10,626,490	6,213,684	0.70%
Carlyle Global Market Strategies CLO 2014-5, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹²⁾	06/02/16	10,800,000	1,730,880	743,408	0.08%
Carlyle US CLO 2017-4, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2030) ⁽⁹⁾ ⁽¹²⁾	10/13/17	9,000,000	3,080,551	1,620,000	0.18%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Carlyle US CLO 2018-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹¹⁾	03/23/21	$4,730,000	$698,265	$118,250	0.01%
Carlyle US CLO 2018-4, Ltd.	Subordinated Note (effective yield 16.77%, maturity 10/17/2037) ⁽⁹⁾ ⁽¹⁰⁾	02/18/21	11,750,000	5,643,703	5,712,139	0.64%
Carlyle US CLO 2019-4, Ltd.	Subordinated Note (effective yield 17.23%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	04/13/21	7,005,000	5,242,855	4,817,231	0.54%
Carlyle US CLO 2021-1, Ltd.	Income Note (effective yield 19.14%, maturity 04/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	02/02/21	13,425,000	6,734,637	6,189,631	0.69%
Carlyle US CLO 2021-4, Ltd.	Subordinated Note (effective yield 11.60%, maturity 04/20/2034) ⁽⁹⁾	11/17/21	11,475,000	8,920,514	7,263,565	0.81%
Carlyle US CLO 2021-7, Ltd.	Income Note (effective yield 14.47%, maturity 10/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/11/21	10,400,000	6,915,492	5,627,229	0.63%
Carlyle US CLO 2022-1, Ltd.	Income Note (effective yield 13.05%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	03/15/22	8,150,000	5,595,115	4,468,611	0.50%
Carlyle US CLO 2023-3, Ltd.	Income Note (effective yield 10.90%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	07/06/23	9,400,000	6,757,964	5,708,034	0.64%
Carlyle US CLO 2024-1, Ltd.	Income Note (effective yield 13.69%, maturity 04/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/26/24	11,475,000	9,433,701	8,367,243	0.94%
CIFC Funding 2013-II, Ltd.	Income Note (effective yield 19.35%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾	06/06/14	17,265,625	2,396,423	1,590,549	0.18%
CIFC Funding 2014, Ltd.	Income Note (effective yield 0.00%, maturity 01/18/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	16,033,750	3,064,957	1,634,391	0.18%
CIFC Funding 2014-III, Ltd.	Income Note (effective yield 0.00%, maturity 10/22/2031) ⁽⁹⁾ ⁽¹²⁾	02/17/15	19,725,000	4,411,782	2,557,684	0.29%
CIFC Funding 2014-IV-R, Ltd.	Income Note (effective yield 11.05%, maturity 01/17/2035) ⁽⁹⁾	08/05/14	8,457,500	3,297,523	2,131,078	0.24%
CIFC Funding 2015-III, Ltd.	Income Note (effective yield 0.00%, maturity 04/19/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/23/15	9,724,324	1,418,886	797,602	0.09%
CIFC Funding 2019-III, Ltd.	Subordinated Note (effective yield 17.83%, maturity 10/16/2034) ⁽⁹⁾	04/18/19	2,875,000	2,126,270	2,051,236	0.23%
CIFC Funding 2019-IV, Ltd.	Income Note (effective yield 16.16%, maturity 10/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/07/19	14,000,000	9,764,122	8,816,056	0.99%
CIFC Funding 2019-V, Ltd.	Subordinated Note (effective yield 18.11%, maturity 01/15/2035) ⁽⁹⁾	02/07/23	16,075,000	11,337,213	11,071,261	1.24%
CIFC Funding 2020-I, Ltd.	Income Note (effective yield 29.78%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/12/20	9,400,000	4,979,111	5,910,437	0.66%
CIFC Funding 2020-II, Ltd.	Subordinated Note (effective yield 19.49%, maturity 10/20/2034) ⁽⁹⁾	02/07/23	5,500,000	3,885,289	3,766,124	0.42%
CIFC Funding 2020-IV, Ltd.	Income Note (effective yield 20.57%, maturity 01/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	12/11/20	7,900,000	5,451,144	5,456,725	0.61%
CIFC Funding 2021-III, Ltd.	Income Note (effective yield 16.28%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	04/23/21	17,275,000	9,884,506	8,975,914	1.00%
CIFC Funding 2021-VI, Ltd.	Income Note (effective yield 14.52%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	09/22/21	12,200,000	8,584,296	7,388,581	0.83%
CIFC Funding 2022-I, Ltd.	Income Note (effective yield 17.32%, maturity 04/17/2037) ⁽⁹⁾ ⁽¹⁰⁾	01/27/22	12,950,000	9,694,525	9,321,774	1.04%
CIFC Funding 2022-VI, Ltd.	Income Note (effective yield 11.79%, maturity 10/16/2038) ⁽⁹⁾ ⁽¹⁰⁾	08/01/22	10,700,000	8,510,530	9,572,415	1.07%
CIFC Funding 2023-I, Ltd.	Income Note (effective yield 17.16%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	09/14/23	11,550,000	8,683,116	9,384,404	1.05%
CIFC Funding 2023-II, Ltd.	Subordinated Note (effective yield 13.68%, maturity 01/21/2037) ⁽⁹⁾	05/16/24	5,500,000	4,030,744	3,827,576	0.43%
Clover CLO 2019-1 Ltd.	Subordinated Note (effective yield 15.28%, maturity 04/18/2035) ⁽⁹⁾	05/15/24	3,493,000	2,547,290	2,475,373	0.28%
Cutwater 2015-I, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹¹⁾	05/01/15	31,100,000	-	166,768	0.02%
Dewolf Park CLO, Ltd.	Income Note (effective yield 0.00%, maturity 10/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	08/10/17	7,700,000	2,850,299	2,008,953	0.22%
Dryden 53 CLO, Ltd.	Income Note (effective yield 0.00%, maturity 01/15/2031) ⁽⁹⁾ ⁽¹²⁾	11/28/17	7,684,999	1,856,305	691,650	0.08%
Dryden 64 CLO, Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽⁹⁾ ⁽¹²⁾	05/11/20	9,600,000	2,074,556	768,000	0.09%
Dryden 68 CLO, Ltd.	Income Note (effective yield 5.72%, maturity 07/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	05/30/19	14,080,000	8,654,895	5,074,519	0.57%
Dryden 76 CLO, Ltd.	Subordinated Note (effective yield 19.98%, maturity 10/15/2054) ⁽⁹⁾ ⁽¹⁰⁾	05/14/24	12,256,000	5,121,268	5,203,626	0.58%
Dryden 78 CLO Ltd.	Subordinated Note (effective yield 18.71%, maturity 04/17/2037) ⁽⁹⁾	07/31/24	26,520,000	13,326,300	12,613,739	1.41%
Dryden 85 CLO, Ltd.	Income Note (effective yield 15.76%, maturity 10/15/2049) ⁽⁹⁾ ⁽¹⁰⁾	09/17/20	12,750,000	7,991,247	6,802,021	0.76%
Dryden 90 CLO, Ltd.	Subordinated Note (effective yield 15.46%, maturity 02/20/2035) ⁽⁹⁾	04/09/24	19,500,000	11,226,437	9,177,260	1.03%
Dryden 94 CLO, Ltd.	Income Note (effective yield 12.78%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/28/22	19,425,000	11,500,285	9,213,860	1.03%
Dryden 109 CLO, Ltd.	Subordinated Note (effective yield 18.30%, maturity 04/20/2035) ⁽⁹⁾	02/15/23	26,625,000	17,433,878	14,883,661	1.67%
Eaton Vance CLO 2015-1, Ltd.	Subordinated Note (effective yield 0.00%, maturity 01/20/2030) ⁽⁹⁾ ⁽¹²⁾	06/05/20	6,372,500	965,303	382,350	0.04%
Eaton Vance CLO 2020-1, Ltd.	Subordinated Note (effective yield 17.58%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	08/08/23	7,975,000	5,335,553	5,602,031	0.63%
Eaton Vance CLO 2020-2, Ltd.	Subordinated Note (effective yield 16.98%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	09/16/22	13,700,000	8,728,136	8,603,741	0.96%
Elmwood CLO III Ltd.	Subordinated Note (effective yield 12.43%, maturity 07/18/2037) ⁽⁹⁾	07/15/24	7,460,000	5,739,233	5,702,118	0.64%
Elmwood CLO 14 Ltd.	Subordinated Note (effective yield 16.26%, maturity 04/20/2035) ⁽⁹⁾	06/06/23	7,000,000	4,800,726	4,965,187	0.56%
Elmwood CLO 17 Ltd.	Subordinated Note (effective yield 21.24%, maturity 07/17/2037) ⁽⁹⁾	04/25/23	6,550,000	4,554,280	5,645,684	0.63%
Elmwood CLO 21 Ltd.	Subordinated Note (effective yield 11.25%, maturity 10/20/2036) ⁽⁹⁾	10/27/23	4,900,000	3,135,211	2,873,392	0.32%
Flatiron CLO 17 Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/15/2030) ⁽⁹⁾ ⁽¹¹⁾	05/16/24	3,000,000	674,954	570,000	0.06%
Greywolf CLO IV, Ltd.	Subordinated Note (effective yield 13.33%, maturity 04/17/2034) ⁽⁹⁾	03/26/21	7,520,000	4,095,668	2,896,235	0.32%
Generate CLO 2 Ltd.	Subordinated Note (effective yield 17.97%, maturity 10/22/2037) ⁽⁹⁾	05/14/24	2,058,000	924,728	916,895	0.10%
Generate CLO 4 Ltd.	Subordinated Note (effective yield 16.58%, maturity 07/20/2037) ⁽⁹⁾	09/24/24	12,425,000	9,520,656	9,504,635	1.06%
Generate CLO 3 Ltd.	Subordinated Note (effective yield 14.03%, maturity 10/20/2036) ⁽⁹⁾	05/14/24	5,000,000	2,886,806	2,424,281	0.27%
Generate CLO 9 Ltd.	Subordinated Note (effective yield 20.93%, maturity 10/20/2034) ⁽⁹⁾	04/27/22	11,250,000	8,185,548	8,012,534	0.90%
Generate CLO 16 Ltd.	Subordinated Note (effective yield 15.61%, maturity 07/20/2037) ⁽⁹⁾	05/17/24	5,000,000	4,350,000	4,182,647	0.47%
HarbourView CLO VII-R, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	09/29/17	1,100,000	110	110	0.00%
Invesco CLO 2022-2, Ltd.	Subordinated Note (effective yield 19.59%, maturity 07/20/2035) ⁽⁹⁾	08/14/24	16,450,000	9,911,125	9,808,478	1.10%
Invesco CLO 2022-2, Ltd.	Class Y Note (effective yield 2.49%, maturity 07/20/2035) ⁽⁹⁾	08/14/24	1,280,000	256,000	371,281	0.04%
Kings Park CLO, Ltd.	Subordinated Note (effective yield 24.97%, maturity 01/21/2035) ⁽⁹⁾	04/27/23	5,222,500	3,006,185	3,418,281	0.38%
KKR CLO 36 Ltd.	Subordinated Note (effective yield 15.24%, maturity 10/15/2034) ⁽⁹⁾	05/03/22	6,000,000	4,208,937	3,472,111	0.39%
KKR CLO 37 Ltd.	Subordinated Note (effective yield 17.29%, maturity 01/20/2035) ⁽⁹⁾	01/25/24	12,250,000	8,699,914	7,561,932	0.85%
Lake Shore MM CLO I Ltd.	Income Note (effective yield 7.76%, maturity 04/15/2033) ⁽⁹⁾ ⁽¹⁰⁾	03/08/19	14,550,000	9,396,393	2,626,240	0.29%
LCM 38 Ltd.	Income Note (effective yield 23.31%, maturity 10/15/2036) ⁽⁹⁾	01/31/24	5,228,500	4,493,684	4,345,715	0.49%
Madison Park Funding XXI, Ltd.	Subordinated Note (effective yield 15.86%, maturity 10/15/2049) ⁽⁹⁾	08/22/16	6,462,500	3,331,019	2,674,308	0.30%
Madison Park Funding XXII, Ltd.	Subordinated Note (effective yield 18.22%, maturity 01/15/2033) ⁽⁹⁾	10/30/18	6,327,082	3,376,615	2,536,148	0.28%
Madison Park Funding XXXIV, Ltd.	Subordinated Note (effective yield 21.10%, maturity 04/25/2048) ⁽⁹⁾	09/27/22	9,464,000	5,325,424	5,505,860	0.62%
Madison Park Funding XL, Ltd.	Subordinated Note (effective yield 18.62%, maturity 02/28/2047) ⁽⁹⁾	06/02/16	17,857,979	4,663,099	4,328,062	0.48%
Madison Park Funding XLIV, Ltd.	Subordinated Note (effective yield 18.90%, maturity 01/23/2048) ⁽⁹⁾	11/16/18	8,744,821	4,419,319	4,729,164	0.53%
Madison Park Funding XLVII, Ltd.	Subordinated Note (effective yield 15.63%, maturity 04/19/2037) ⁽⁹⁾	04/29/21	5,000,000	3,671,419	3,556,562	0.40%
Madison Park Funding LII, Ltd.	Subordinated Note (effective yield 14.50%, maturity 01/22/2035) ⁽⁹⁾	03/13/24	6,500,000	4,311,010	3,591,570	0.40%
Madison Park Funding LXII, Ltd.	Subordinated Note (effective yield 12.03%, maturity 07/17/2036) ⁽⁹⁾	07/27/23	5,600,000	4,096,316	3,431,283	0.38%
Marathon CLO VI Ltd.	Subordinated Note (effective yield 0.00%, maturity 05/13/2028) ⁽⁹⁾ ⁽¹²⁾	06/06/14	6,375,000	191,250	638	0.00%
Marathon CLO VII Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/28/2025) ⁽⁹⁾ ⁽¹¹⁾	10/30/14	10,526,000	52,630	1,053	0.00%
Marathon CLO VIII Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2031) ⁽⁹⁾ ⁽¹²⁾	06/16/15	16,333,000	7,343,630	326,660	0.04%
Marathon CLO X Ltd.	Subordinated Note (effective yield 0.00%, maturity 11/15/2029) ⁽⁹⁾ ⁽¹¹⁾	08/09/17	2,550,000	-	38,250	0.00%
Marathon CLO XI Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/20/2031) ⁽⁹⁾ ⁽¹¹⁾	02/06/18	2,075,000	966,553	103,750	0.01%
Marathon CLO XII Ltd.	Subordinated Note (effective yield 0.00%, maturity 04/18/2031) ⁽⁹⁾ ⁽¹²⁾	09/06/18	4,500,000	2,127,972	450,000	0.05%
Morgan Stanley Eaton Vance CLO 2023-19, Ltd.	Subordinated Note (effective yield 13.64%, maturity 07/20/2036) ⁽⁹⁾	02/21/24	4,150,000	2,576,169	2,791,471	0.31%
Morgan Stanley Eaton Vance CLO 2023-20, Ltd.	Subordinated Note (effective yield 13.29%, maturity 01/20/2037) ⁽⁹⁾	05/08/24	6,050,000	4,769,807	4,237,165	0.47%
OCP CLO 2019-17, Ltd.	Preferred Share (effective yield 14.49%, maturity 07/20/2037) ⁽⁹⁾	09/03/24	26,750,000	16,116,875	15,960,737	1.79%
OCP CLO 2021-22, Ltd.	Preferred Share (effective yield 12.30%, maturity 12/02/2034) ⁽⁹⁾	05/08/24	3,300,000	2,408,314	2,023,264	0.23%
OCP CLO 2021-22, Ltd.	Subordinated Note (effective yield 12.30%, maturity 12/02/2034) ⁽⁹⁾	05/08/24	3,000,000	2,189,376	1,839,331	0.21%
OCP CLO 2023-26, Ltd.	Subordinated Note (effective yield 10.33%, maturity 04/17/2036) ⁽⁹⁾	08/12/24	3,000,000	2,332,500	2,429,650	0.27%
OCP CLO 2023-30, Ltd.	Subordinated Note (effective yield 12.36%, maturity 01/24/2037) ⁽⁹⁾	05/10/24	8,350,000	6,508,420	6,140,657	0.69%
Octagon Investment Partners XIV, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	20,572,125	-	22,018	0.00%
Octagon Investment Partners 26, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/23/16	13,750,000	2,160,637	283,910	0.03%
Octagon Investment Partners 27, Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/25/16	11,804,048	2,066,154	362,508	0.04%
Octagon Investment Partners 29, Ltd.	Subordinated Note (effective yield 12.22%, maturity 07/18/2039) ⁽⁹⁾ ⁽¹⁰⁾	05/05/21	23,400,000	9,536,168	7,894,886	0.88%
Octagon Investment Partners 37, Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/25/2030) ⁽⁹⁾ ⁽¹²⁾	05/25/21	1,550,000	631,788	232,500	0.03%
Octagon Investment Partners 44, Ltd.	Income Note (effective yield 5.38%, maturity 07/20/2034) ⁽⁹⁾ ⁽¹⁰⁾	06/19/19	13,500,000	7,841,953	3,765,151	0.42%
Octagon Investment Partners 45, Ltd.	Subordinated Note (effective yield 18.05%, maturity 04/15/2035) ⁽⁹⁾	07/27/23	18,155,000	10,235,503	8,531,268	0.95%
Octagon Investment Partners 46, Ltd.	Income Note (effective yield 23.41%, maturity 07/15/2036) ⁽⁹⁾ ⁽¹⁰⁾	06/26/20	10,650,000	4,378,274	3,518,306	0.39%
Octagon Investment Partners 48, Ltd.	Subordinated Note (effective yield 13.83%, maturity 10/20/2034) ⁽⁹⁾	03/25/22	10,000,000	7,104,214	5,416,117	0.61%
Octagon Investment Partners 50, Ltd.	Income Note (effective yield 20.17%, maturity 01/16/2035) ⁽⁹⁾ ⁽¹⁰⁾	10/06/20	9,250,000	4,689,865	3,821,985	0.43%
Octagon 51, Ltd.	Income B Note (effective yield 16.69%, maturity 07/20/2034) ⁽⁹⁾	04/16/21	19,300,000	12,683,606	9,646,776	1.08%
Octagon 55, Ltd.	Subordinated Note (effective yield 11.36%, maturity 07/20/2034) ⁽⁹⁾	02/11/22	8,700,000	5,915,806	4,223,130	0.47%
Octagon 58, Ltd.	Income Note (effective yield 17.74%, maturity 07/15/2037) ⁽⁹⁾ ⁽¹⁰⁾	04/21/22	14,900,000	9,871,271	8,503,567	0.95%
OFSI BSL VIII, Ltd.	Income Note (effective yield 0.00%, maturity 08/16/2037) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	07/18/17	7,719,320	3,047,821	540,352	0.06%
Palmer Square CLO 2021-4, Ltd.	Subordinated Note (effective yield 17.00%, maturity 10/15/2034) ⁽⁹⁾	02/12/24	3,500,000	2,468,361	2,296,860	0.26%
Regatta VII Funding Ltd.	Subordinated Note (effective yield 4.55%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	6,450,000	2,491,874	1,603,315	0.18%
Regatta VII Funding Ltd.	Class R1A Note (effective yield 52.85%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	10,126,500	17,049	16,550	0.00%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
CLO Equity ⁽⁸⁾ (continued)
Structured Finance (continued)
United States (continued)
Regatta VII Funding Ltd.	Class R2 Note (effective yield 102.35%, maturity 06/20/2034) ⁽⁹⁾	10/01/21	$10,126,500	$106,321	$148,669	0.02%
Regatta XX Funding Ltd.	Income Note (effective yield 13.93%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾	08/04/21	11,000,000	7,117,817	6,199,672	0.69%
Regatta XXI Funding Ltd.	Subordinated Note (effective yield 14.96%, maturity 10/20/2034) ⁽⁹⁾	06/10/22	9,000,000	6,097,832	5,500,028	0.62%
Regatta XXII Funding Ltd.	Subordinated Note (effective yield 20.71%, maturity 07/20/2035) ⁽⁹⁾	06/20/23	3,000,000	2,050,698	2,322,427	0.26%
Regatta XXIV Funding Ltd.	Subordinated Note (effective yield 16.41%, maturity 01/20/2035) ⁽⁹⁾	02/14/23	5,800,000	3,595,564	3,370,640	0.38%
Rockford Tower CLO 2019-1, Ltd.	Subordinated Note (effective yield 10.55%, maturity 04/20/2034) ⁽⁹⁾	06/14/21	10,300,000	6,702,217	4,501,120	0.50%
Rockford Tower CLO 2021-3, Ltd.	Subordinated Note (effective yield 6.56%, maturity 10/20/2034) ⁽⁹⁾	04/22/22	26,264,625	18,781,159	10,794,154	1.21%
Rockford Tower CLO 2022-3, Ltd.	Subordinated Note (effective yield 43.08%, maturity 07/20/2037) ⁽⁹⁾	07/27/23	3,600,000	1,556,332	2,658,053	0.30%
Rockford Tower CLO 2023-1, Ltd.	Subordinated Note (effective yield 11.57%, maturity 01/20/2036) ⁽⁹⁾	05/21/24	7,280,000	6,116,591	5,908,836	0.66%
RR 23 Ltd.	Subordinated Note (effective yield 14.46%, maturity 10/15/2035) ⁽⁹⁾	10/12/23	6,800,000	3,966,897	4,033,318	0.45%
RR 25 Ltd.	Subordinated Note (effective yield 13.75%, maturity 10/15/2037) ⁽⁹⁾	08/13/24	15,636,000	11,883,360	11,840,896	1.33%
Shackleton 2019-XIV CLO, Ltd.	Subordinated Note (effective yield 18.01%, maturity 07/20/2034) ⁽⁹⁾	02/01/24	5,525,000	4,094,606	3,786,843	0.42%
Steele Creek CLO 2018-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2048) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/28/18	11,370,000	3,690,467	617,455	0.07%
Steele Creek CLO 2019-1, Ltd.	Income Note (effective yield 0.00%, maturity 04/15/2049) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	03/22/19	8,500,000	4,527,678	1,836,793	0.21%
Thompson Park CLO, Ltd.	Subordinated Note (effective yield 17.17%, maturity 04/15/2034) ⁽⁹⁾	07/25/24	30,025,000	23,813,881	22,220,058	2.49%
Unity-Peace Park CLO, Ltd.	Subordinated Note (effective yield 16.58%, maturity 04/20/2035) ⁽⁹⁾	09/07/23	34,020,000	24,815,839	24,072,253	2.69%
Venture 41 CLO, Limited	Subordinated Note (effective yield 18.61%, maturity 01/20/2034) ⁽⁹⁾	11/30/21	3,325,000	2,239,143	1,519,352	0.17%
Wehle Park CLO, Ltd.	Subordinated Note (effective yield 20.12%, maturity 04/21/2035) ⁽⁹⁾	07/01/24	4,000,000	2,740,548	2,900,521	0.32%
Wehle Park CLO, Ltd.	Class M-2 Note (effective yield 102.36%, maturity 04/21/2035) ⁽⁹⁾	07/01/24	4,000,000	37,400	74,379	0.01%
Wellman Park CLO, Ltd.	Subordinated Note (effective yield 19.84%, maturity 07/15/2037) ⁽⁹⁾	09/20/23	10,275,000	6,640,835	7,539,224	0.84%
Wellman Park CLO, Ltd.	Class M-1 Note (effective yield 36.29%, maturity 07/15/2037) ⁽⁹⁾	09/20/23	10,275,000	84,855	122,441	0.01%
Wellman Park CLO, Ltd.	Class M-2 Note (effective yield 50.58%, maturity 07/15/2037) ⁽⁹⁾	09/20/23	10,275,000	210,786	280,049	0.03%
Whetstone Park CLO, Ltd.	Subordinated Note (effective yield 16.98%, maturity 01/20/2035) ⁽⁹⁾	05/03/22	10,560,000	7,791,185	7,569,626	0.85%
Wind River 2013-2 CLO Ltd.	Income Note (effective yield 0.00%, maturity 10/18/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/06/14	11,597,500	3,279,638	379,481	0.04%
Wind River 2014-1 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 07/18/2031) ⁽⁹⁾ ⁽¹²⁾	05/05/16	9,681,764	968	968	0.00%
Wind River 2014-3 CLO Ltd.	Subordinated Note (effective yield 0.00%, maturity 10/22/2031) ⁽⁹⁾ ⁽¹²⁾	12/17/14	11,000,000	3,279,569	110,000	0.01%
Wind River 2017-1 CLO Ltd.	Income Note (effective yield 6.72%, maturity 04/18/2036) ⁽⁹⁾ ⁽¹⁰⁾	02/02/17	17,700,000	9,466,661	4,978,563	0.56%
Wind River 2017-3 CLO Ltd.	Income Note (effective yield 5.61%, maturity 04/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	08/09/17	23,940,000	13,267,630	7,005,836	0.78%
Wind River 2018-1 CLO Ltd.	Income Note (effective yield 0.00%, maturity 07/15/2030) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	06/22/18	15,750,000	7,446,504	4,120,761	0.46%
Wind River 2019-2 CLO Ltd.	Income Note (effective yield 17.90%, maturity 01/15/2035) ⁽⁹⁾ ⁽¹⁰⁾	09/20/19	13,470,000	8,131,271	5,745,720	0.64%
Wind River 2022-2 CLO Ltd.	Income Note (effective yield 17.47%, maturity 07/20/2035) ⁽⁹⁾ ⁽¹⁰⁾	06/03/22	8,950,000	5,972,639	4,132,822	0.46%
Zais CLO 3, Limited	Income Note (effective yield 0.00%, maturity 07/15/2031) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	04/08/15	16,871,644	1,687	44,220	0.00%
Zais CLO 5, Limited	Subordinated Note (effective yield 0.00%, maturity 10/15/2028) ⁽⁹⁾ ⁽¹²⁾	09/23/16	5,950,000	595	595	0.00%
Zais CLO 6, Limited	Subordinated Note (effective yield 0.00%, maturity 07/15/2029) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹²⁾	05/03/17	11,600,000	-	19,007	0.00%
Zais CLO 7, Limited	Income Note (effective yield 0.00%, maturity 04/15/2030) ⁽⁹⁾ ⁽¹²⁾	09/11/17	12,777,500	1,278	1,278	0.00%
Zais CLO 9, Limited	Subordinated Note (effective yield 0.00%, maturity 07/20/2031) ⁽⁹⁾ ⁽¹¹⁾	10/29/18	3,015,000	1,196,475	9,045	0.00%
Total United States				1,054,652,976	889,978,025	99.59%
European Union - Various
Dryden 88 Euro CLO 2020 DAC	Subordinated Note (effective yield 17.09%, maturity 07/20/2034) ⁽⁹⁾ ⁽¹³⁾	04/23/21	600,000	504,540	359,380	0.04%
BBAM European CLO II DAC	Subordinated Note (effective yield 27.94%, maturity 10/15/2034) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	11/05/21	1,000,000	1,084,765	1,070,377	0.12%
CIFC European Funding VI DAC	Subordinated Note (effective yield 17.86%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹³⁾	07/17/24	5,000,000	4,891,126	4,922,662	0.55%
Clonkeen Park CLO DAC	Subordinated Note (effective yield 17.69%, maturity 10/15/2037) ⁽⁹⁾ ⁽¹⁰⁾ ⁽¹³⁾	08/16/24	33,291,000	26,443,548	26,819,760	3.00%
OCP Euro CLO 2019-3 DAC	Subordinated Note (effective yield 21.21%, maturity 04/20/2033) ⁽⁹⁾ ⁽¹³⁾	05/26/21	1,500,000	1,153,949	1,128,161	0.13%
OCP Euro CLO 2022-6 DAC	Subordinated Note (effective yield 14.23%, maturity 07/20/2036) ⁽⁹⁾ ⁽¹³⁾	04/23/24	1,125,000	982,806	1,040,123	0.12%
OCP Euro CLO 2024-10 DAC	Subordinated Note (effective yield 17.56%, maturity 10/20/2037) ⁽⁹⁾ ⁽¹³⁾	07/10/24	5,000,000	4,466,963	4,509,068	0.50%
Total European Union - Various				39,527,697	39,849,531	4.46%
Total CLO Equity				1,094,180,673	929,827,556	104.05%

Loan Accumulation Facilities ⁽¹⁴⁾
Structured Finance
United States
Steamboat XLVIII Ltd.	Loan Accumulation Facility ⁽⁹⁾	04/08/24	6,112,000	6,112,000	6,150,242	0.69%
Steamboat XLIX Ltd.	Loan Accumulation Facility ⁽⁹⁾	06/03/24	4,087,000	4,087,000	4,093,285	0.46%
Steamboat L Ltd.	Loan Accumulation Facility ⁽⁹⁾	09/24/24	380,000	380,000	380,000	0.04%
Steamboat LI Ltd.	Loan Accumulation Facility ⁽⁹⁾	09/05/24	1,694,750	1,694,750	1,695,142	0.19%
Total Loan Accumulation Facilities				12,273,750	12,318,669	1.38%

Asset Backed Securities
Structured Finance
Germany
Noria DE 2024	Class G Note, 10.64% (1M EURIBOR + 7.25%, due 02/25/2043) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	07/17/24	2,900,000	3,171,440	3,259,741	0.33%
Fortuna Consumer Loan ABS 2024-2 DAC	Class G Note, 13.87% (1M EURIBOR + 10.50%, due 10/18/2034) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/13/24	7,500,000	8,308,125	8,349,375	0.85%
Total Germany				11,479,565	11,609,116	1.18%
Ireland
Cork Harmony Consumer Loans DAC	Mezzanine Loan, 13.93% (1M EURIBOR + 10.50%, due 07/15/2027) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾ ⁽¹⁶⁾	07/13/23	9,642,857	10,491,678	10,810,256	1.21%
Spain
BBVA Consumo FTA	Class E Note, 11.89% (3M EURIBOR + 8.20%, due 04/21/2037) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	05/10/24	1,439,638	1,550,706	1,620,146	0.18%
United States
Ally Bank Auto Credit-Linked Notes Series 2024-A	Class G Note, 12.75% (due 05/17/2032) ⁽⁹⁾ ⁽¹⁵⁾	05/17/32	4,358,843	4,358,843	4,449,071	0.50%
Carvana Auto Receivables Trust 2024-P2	Class R Note (effective yield 18.33%, maturity 06/10/2031) ⁽⁸⁾ ⁽⁹⁾	06/04/24	23,083	8,704,368	8,553,372	0.96%
Carvana Auto Receivables Trust 2024-P3	Class R Note (effective yield 16.82%, maturity 09/10/2032) ⁽⁸⁾ ⁽⁹⁾	09/10/24	17,730	9,998,302	9,955,271	1.11%
Chase Auto Owner Trust 2024-4	Class R1 Note (effective yield 15.19%, maturity 11/25/2031) ⁽⁸⁾ ⁽⁹⁾	07/25/24	5,000	2,090,000	2,095,037	0.23%
Cherry Securitization Trust 2024-1	Class D Note, 12.28% (due 04/15/2032) ⁽⁹⁾ ⁽¹⁵⁾	09/25/24	4,250,000	4,249,962	4,249,962	0.48%
Huntington Bank Auto 2024-1	Credit Linked Note - Class E, 13.60% (CD SOFR + 8.25%, due 05/20/2032) ⁽⁶⁾ ⁽⁹⁾	06/14/24	2,151,309	2,151,309	2,155,181	0.24%
Mercury Financial Credit Card Master Trust Series 2024-VFN1	Class B Note, 13.46% (SOFR + 8.50%, due 01/20/2028) ⁽⁶⁾ ⁽⁹⁾	09/20/24	19,632,000	-	-	0.00%
PenFed Auto Receivables Owner Trust	Class R1 Note (effective yield 15.47%, maturity 09/15/2032) ⁽⁸⁾ ⁽⁹⁾	08/15/24	47,660	6,052,820	6,042,685	0.68%
Total United States				37,605,604	37,500,579	4.20%
Total Asset Backed Securities				61,127,553	61,540,097	6.77%

Bank Debt Term Loan
Consumer Products
United States
JP Intermediate B LLC	Term B 1L Senior Secured Loan, 11.01% (3M SOFR + 5.76%, due 08/21/2027) ⁽⁶⁾	03/02/21	496,049	488,014	40,924	0.00%

CFO Debt
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Class B Loan, Delayed Draw, 11.50% (due 07/12/2038) ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾	07/13/23	2,111,133	2,090,022	2,171,221	0.24%
Glendower Capital Secondaries CFO, LLC	Class C Loan, Delayed Draw, 14.50% (due 07/12/2038) ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾	07/13/23	966,685	957,018	997,431	0.11%
Total CFO Debt				3,047,040	3,168,652	0.35%

CFO Equity ⁽⁸⁾
Structured Finance
United States
Glendower Capital Secondaries CFO, LLC	Subordinated Loan, Delayed Draw (effective yield 44.85%, maturity 07/12/2038) ⁽⁹⁾ ⁽¹⁶⁾	07/13/23	2,203,689	2,203,689	2,867,740	0.32%
StepStone Private Equity LP Secondary Opportunities Ltd.	Subordinated Note (effective yield 28.90%, maturity 12/28/2035) ⁽⁹⁾	07/03/24	7,237,041	7,237,041	7,095,871	0.79%
Total CFO Equity				9,440,730	9,963,611	1.11%

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment Description	Acquisition Date ⁽²⁾	Principal Amount / Shares	Cost	Fair Value ⁽³⁾	% of Net Assets
Common Stock
Financial Services
United States
Delta Financial Holdings LLC	Common Units ⁽⁹⁾ ⁽¹⁹⁾ ⁽²⁰⁾	07/19/23	1	$1,147	$574	0.00%
Delta Leasing SPV III, LLC	Common Equity ⁽⁹⁾ ⁽¹⁹⁾ ⁽²⁰⁾	07/19/23	18	18	9	0.00%
Lender MCS Holdings, Inc.	Common Stock ⁽¹⁹⁾	08/12/22	589	-	1,767	0.00%
Senior Credit Corp 2022 LLC	Common Stock ⁽¹⁶⁾ ⁽²⁰⁾	01/30/23	2,950,684	2,950,684	3,289,105	0.37%
Total Financial Services				2,951,849	3,291,455	0.37%
Leisure
United States
All Day Holdings LLC	Common Stock ⁽¹⁹⁾	08/19/22	560	-	8	0.00%
Oil & Gas
United States
McDermott International Ltd	Common Stock ⁽¹⁹⁾	12/31/20	243,875	126,820	42,678	0.00%
Total Common Stock				3,078,669	3,334,141	0.37%

Corporate Bonds
Financial Services
United States
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030) ⁽⁷⁾ ⁽⁹⁾ ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽²⁰⁾	07/19/23	7,478,536	7,478,536	7,478,536	0.84%
Senior Credit Corp 2022 LLC	Senior Unsecured, 8.50% (due 12/05/2028) ⁽¹⁵⁾ ⁽¹⁶⁾ ⁽²⁰⁾	01/30/23	6,884,929	6,884,929	6,884,929	0.77%
Total Corporate Bonds				14,363,465	14,363,465	1.61%

Equipment Financing
Equipment Financing
United States
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/01/2026) ⁽⁹⁾ ⁽¹⁵⁾	07/08/24	4,029,700	4,029,700	4,029,700	0.41%
Applied Digital Corporation	Equipment Financing, 14.62% (due 04/01/2026) ⁽⁹⁾ ⁽¹⁵⁾	07/08/24	3,852,227	3,852,227	3,852,227	0.39%
Total Equipment Financing				7,881,927	7,881,927	0.80%

Preferred Stock
Financial Services
United States
Delta Financial Holdings LLC	Preferred Units ⁽⁹⁾ ⁽¹⁹⁾ ⁽²⁰⁾	07/19/23	252	251,801	251,870	0.03%

Regulatory Capital Relief Securities
Banking
Canada
Boreal Series 2022-2	Guarantee Linked Note - Class F, 18.27% (3M CDOR + 13.00%, due 02/20/2028) ⁽⁶⁾ ⁽⁹⁾ ⁽¹⁷⁾	11/30/22	4,550,000	3,382,020	3,446,384	0.39%
France
AASFL 2022-1	Credit Linked Note - Class B, 16.13% (1M EURIBOR + 12.50%, due 12/27/2030) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾ ⁽¹⁶⁾	11/22/22	2,177,303	2,242,514	2,423,909	0.27%
BNP Paribas	Marianne Credit Linked Note, 13.41% (3M EURIBOR + 9.50%, due 10/12/2032) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/22/23	920,553	980,067	1,025,933	0.11%
FCT Junon 2023-1	Class A Note, 13.57% (3M EURIBOR + 9.75%, due 11/08/2033) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/26/23	4,800,000	5,074,320	5,343,739	0.60%
PXL 2022-1	Junior Credit Linked Note, 16.78% (3M EURIBOR + 12.875%, due 12/29/2029) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	12/16/22	3,704,396	3,924,067	4,108,248	0.46%
Total France				12,220,968	12,901,829	1.44%
United States
CRAFT 2022-1	Credit Linked Note, 17.32% (CD SOFR + 12.00%, due 04/21/2032) ⁽⁶⁾ ⁽⁹⁾	10/26/22	4,300,000	4,300,000	4,561,010	0.51%
LOFT 2022-1	Note - Class C, 24.35% (CD SOFR + 19.00%, due 02/28/2032) ⁽⁶⁾ ⁽⁹⁾	08/22/22	1,700,000	1,700,000	1,937,153	0.22%
Muskoka Series 2022-1	Guarantee Linked Note - Class F, 15.60% (CD SOFR + 10.25%, due 11/10/2027) ⁽⁶⁾ ⁽⁹⁾	10/12/22	3,800,000	3,800,000	3,841,040	0.43%
Standard Chartered 7	Note - Class B, 16.35% (CD SOFR + 11.00%, due 04/25/2031) ⁽⁶⁾ ⁽⁹⁾	10/07/22	5,536,923	5,536,923	5,483,215	0.61%
TRAFIN 2023-1	Notes, 15.35% (CD SOFR + 10.00%, due 06/01/2029) ⁽⁶⁾ ⁽⁹⁾	11/27/23	2,375,000	2,375,000	2,447,675	0.27%
Total United States				17,711,923	18,270,093	2.04%
Spain
Autonoria Spain 2022 FT	Note - Class G, 15.63% (1M EURIBOR + 12.00%, due 01/31/2040) ⁽⁶⁾ ⁽⁹⁾ ⁽¹³⁾	09/14/22	1,673,013	1,669,416	1,890,564	0.21%
Total Regulatory Capital Relief Securities				34,984,327	36,508,870	4.08%

Total investments, at fair value as of September 30, 2024				$1,374,514,366	$1,214,382,970	134.87%

Investments purchased under agreements to resell, at fair value
Asset Backed Securities
United States
Pagaya AI Debt Selection Trust	Class EFR Note (due 12/15/2031)	08/22/24	$4,097,842	$4,097,842	$4,097,842	0.46%
Total investments purchased under agreements to resell, at fair value				$4,097,842	$4,097,842	0.46%

Liabilities, at fair value ⁽²¹⁾
6.6875% Unsecured Notes due 2028	Unsecured Note		$(32,423,800)	$(32,423,800)	$(31,976,351)	-3.58%
5.375% Unsecured Notes due 2029	Unsecured Note		(93,250,000)	(93,250,000)	(85,898,916)	-9.61%
6.75% Unsecured Notes due 2031	Unsecured Note		(44,850,000)	(44,850,000)	(44,616,780)	-4.99%
6.50% Series C Term Preferred Stock due 2031	Preferred Stock		(54,313,825)	(54,313,825)	(51,054,996)	-5.71%
8.00% Series F Term Preferred Stock due 2029	Preferred Stock		(58,641,750)	(58,632,287)	(58,454,096)	-6.54%
Total liabilities, at fair value as of September 30, 2024				$(283,469,912)	$(272,001,139)	-30.43%

Net assets above (below) investments, liabilities and investments purchased under agreements to resell, at fair value					(52,924,563)

Net assets as of September 30, 2024					$893,555,110

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Footnotes to the Consolidated Schedule of Investments:
(1)	Unless otherwise noted, the Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2)	Acquisition date represents the initial date of purchase or the date the investment was contributed to the Company at the time of the Company's formation.
(3)	Fair value is determined by the Adviser in accordance with written valuation policies and procedures, subject to oversight by the Company’s Board of Directors, in accordance with Rule 2a-5 under the 1940 Act.
(4)	All securities are exempt from registration under the Securities Act of 1933, and are deemed to be “restricted securities”.
(5)	Country represents the principal country of risk where the investment has exposure.
(6)	Variable rate investment. Interest rate shown reflects the rate in effect at the reporting date. Investment description includes the reference rate and spread.
(7)	As of September 30, 2024, the investment includes interest income capitalized as additional investment principal, referred to as "PIK" interest. The PIK interest rate represents the interest rate at payment date when PIK interest is received.
(8)	CLO equity, CFO equity and ABS residual tranches are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based on the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The effective yield and investment cost may ultimately not be realized. As of September 30, 2024, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 14.56%. When excluding called CLOs, the Company's weighted average effective yield on its CLO equity positions was 14.61%.
(9)	Classified as Level III investment. See Note 3 "Investments" for further discussion.
(10)	Fair value includes the Company's interest in fee rebates on CLO subordinated and income notes.
(11)	As of September 30, 2024, the investment has been called. Expected value of residual distributions, once received, is anticipated to be recognized as return of capital, pending any remaining amortized cost, and/or realized gain for any amounts received in excess of such amortized cost.
(12)	As of September 30, 2024 the effective yield has been estimated to be 0%. The aggregate projected amount of future recurring distributions and terminal principal payment is less than the amortized investment cost. Future recurring distributions, once received, will be recognized solely as return of capital until the aggregate projected amount of future recurring distributions and terminal principal payment exceeds the amortized investment cost.

(13)	Investment principal amount is denominated in EUR.
(14)	Loan accumulation facilities are financing structures intended to aggregate loans that may be used to form the basis of a CLO vehicle.
(15)	Fixed rate investment.
(16)	This investment has an unfunded commitment as of September 30, 2024.
(17)	Investment principal amount is denominated in CAD.
(18)	Fair value includes the Company's interest in fee rebates on CLO income notes along with the Company’s share of income from a revenue sharing agreement.
(19)	The following investment is not an income producing security.
(20)	The following is an affiliated investment as defined under the 1940 act, which represents investments in which the Company owns 5% or more of the outstanding voting securities under common ownership or control. See Note 6 "Related Party Transactions" for further discussion.
(21)	The Company has accounted for its 6.6875% Notes due 2028, 5.375% Notes due 2029, 6.75% Notes due 2031, 6.50% Series C Term Preferred Stock due 2031 and 8.00% Series F Term Preferred Stock due 2029 utilizing the fair value option election under ASC Topic 825. Accordingly, the aforementioned notes and preferred stock are carried at their fair value. See Note 2 "Summary of Significant Accounting Policies" for further discussion.

Reference Key:
CAD	Canadian Dollar
CD	Compounded Daily
CORRA	Canadian Overnight Repo Rate Average
EUR	Euro
EURIBOR	Euro London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Consolidated Schedule of Investments

As of September 30, 2024

(expressed in U.S. dollars)

(Unaudited)

Forward Currency Contracts, at Fair Value (1)

Currency Purchased		Currency Sold		Counterparty	Acquisition Date	Settlement Date	Fair Value
Unrealized appreciation on forward currency contracts
EUR	4,428,123	USD	4,943,676	Barclays Bank PLC	9/19/2024	10/31/2024	$34,215
EUR	14,871,500	USD	16,418,059	Barclays Bank PLC	9/10/2024	10/31/2024	114,908
Total unrealized appreciation on forward currency contracts							$149,123

Unrealized depreciation on forward currency contracts
USD	522,848	EUR	471,429	Barclays Bank PLC	9/12/2024	10/31/2024	$(9,512)
USD	554,881	EUR	500,000	Barclays Bank PLC	8/29/2024	10/31/2024	(10,088)
USD	4,417,192	EUR	3,972,500	Barclays Bank PLC	8/29/2024	10/31/2024	(80,152)
USD	673,582	EUR	600,000	Barclays Bank PLC	8/27/2024	10/31/2024	(12,106)
USD	1,529,377	EUR	1,375,000	Barclays Bank PLC	8/19/2024	10/31/2024	(27,743)
USD	28,296,417	EUR	25,667,500	Barclays Bank PLC	8/15/2024	10/31/2024	(517,887)
USD	4,527,997	EUR	4,125,000	Barclays Bank PLC	8/12/2024	10/31/2024	(83,229)
USD	45,515,767	EUR	41,881,011	Barclays Bank PLC	7/30/2024	10/31/2024	(845,024)
USD	3,751,273	EUR	3,452,115	Barclays Bank PLC	7/30/2024	10/31/2024	(69,653)
USD	3,400,660	CAD	4,691,719	Barclays Bank PLC	7/30/2024	10/31/2024	(71,136)
Total unrealized depreciation on forward currency contracts							$(1,726,530)

(1)    See Note 4 "Derivative Contracts" for further discussion relating to forward currency contracts held by the Company.

See accompanying notes to the consolidated schedule of investments

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

1.	ORGANIZATION

Eagle Point Credit Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLOs”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company may also invest in other related securities and instruments or other securities and instruments that Eagle Point Credit Management LLC (the “Adviser”) believes are consistent with the Company’s investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities and instruments of corporate issuers. From time to time, in connection with the acquisition of CLO equity, the Company may receive fee rebates from the CLO issuer. The CLO securities in which the Company primarily seeks to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal.

The Company was initially formed on March 24, 2014 and commenced operations on June 6, 2014. On October 7, 2014, the Company priced its initial public offering (the “IPO”) and on October 8, 2014, the Company’s shares began trading on the New York Stock Exchange (the “NYSE”) under the symbol “ECC”.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

The consolidated schedule of investments include the accounts of the Company and its wholly-owned subsidiaries- Eagle Point Credit Company Sub (Cayman) Ltd. (“Sub I”), a Cayman Islands exempted company, Eagle Point Credit Company Sub II (Cayman) Ltd (“Sub II”), a Cayman Islands exempted company and Eagle Point Credit Company Sub II (US) LLC (“Sub II US”), a Delaware limited liability company. All intercompany accounts and transactions have been eliminated upon consolidation. As of September 30, 2024, Sub I, Sub II and Sub II US represent 51.9%, 3.2% and 1.8% of the Company’s net assets, respectively.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The consolidated schedule of investments have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). The Company is an investment company and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the consolidated schedule of investments are measured and presented in United States dollars.

Use of Estimates

The preparation of schedule of investments in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the consolidated schedule of investments and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the consolidated schedule of investments is the valuation of investments.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of the FASB ASC Topic 820, Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the consolidated schedule of investments at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price).

Pursuant to Rule 2a-5 under the 1940 Act adopted by the SEC in December 2020 (“Rule 2a-5”), the Board has elected to designate the Adviser as “valuation designee” to perform fair value determinations, subject to Board oversight and certain other conditions. In the absence of readily available market quotations, as defined by Rule 2a-5, the Adviser determines the fair value of the Company’s investments in accordance with its written valuation policy approved by the Board. There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

The Company determines fair value based on assumptions that market participants would use in pricing an asset or liability in an orderly transaction at the measurement date. When considering market participant assumptions in fair value measurements, the following fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments:

•	Level I – Unadjusted quoted prices in active markets for identical assets or liabilities that the Company is able to access as of the reporting date.

•	Level II – Inputs, other than quoted prices included in Level I, that are observable either directly or indirectly as of the reporting date. These inputs may include (a) quoted prices for similar assets in active markets, (b) quoted prices for identical or similar assets in markets that are not active, (c) inputs other than quoted prices that are observable for the asset, or (d) inputs derived principally from or corroborated by observable market data by correlation or other means.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to the investment.

Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Adviser’s valuation policy.

Joint Venture (“JV”) investments held by the Company are measured using net asset value (“NAV”) as a practical expedient and are not categorized within the fair value hierarchy.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date and is subject to review by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

Forward Currency Contracts

The Company may enter into forward currency contracts to manage the Company’s exposure to foreign currencies in which some of the Company’s investments are denominated. A forward currency contract is an agreement between the Company and a counterparty to buy and sell a currency at an agreed-upon exchange rate and on an agreed-upon future date. Forward currency contracts are recorded at fair value and the cumulative change in fair value is reported as unrealized appreciation (depreciation) on forward currency contracts on the Consolidated Statement of Assets and Liabilities. The Company records a realized gain or (loss) on the settlement of a forward currency contract with such realized gains or (losses) reported on the Consolidated Statement of Operations. Cash amounts pledged for forward currency contracts is considered restricted.

Investments Purchased Under Agreements to Resell

The Company records investments purchased under agreements to resell at their contracted resell amounts, which approximates fair value. Interest on these agreements is accrued and reported in interest receivable on the Consolidated Statement of Assets and Liabilities and interest income in the Consolidated Statement of Operations. Investments purchased under agreements to resell are generally categorized in Level II of the fair value hierarchy.

Other Financial Assets and Financial Liabilities at Fair Value

The Fair Value Option (“FVO”) under FASB ASC Subtopic 825-10, Fair Value Option (“ASC 825”), allows companies to make an irrevocable election to use fair value as the initial and subsequent accounting measurement for certain financial assets and liabilities. The decision to elect the FVO is determined on an instrument-by-instrument basis and must be applied to an entire instrument. Assets and liabilities measured at fair value are required to be reported separately from those instruments measured using another accounting method and changes in fair value attributable to instrument-specific credit risk on financial liabilities for which the FVO is elected are required to be presented separately in other comprehensive income.  Additionally, upfront offering costs related to such instruments, inclusive of the costs associated with issuances under the Company’s at-the-market (“ATM”) program, are recognized in earnings as incurred and are not deferred.

The Company elected to account for its 6.6875% Unsecured Notes due 2028 (the “Series 2028 Notes”), 5.375% Unsecured Notes due 2029 (the “Series 2029 Notes”), 6.75% Unsecured Notes due 2031 (the “Series 2031 Notes” and collectively with the Series 2028 Notes and Series 2029 Notes, the “Unsecured Notes”), 6.50% Series C Term Preferred Stock due 2031 (the “Series C Term Preferred Stock”) and its 8.00% Series F Term Preferred Stock due 2029 (the “Series F Term Preferred Stock” and collectively with the Series C Term Preferred Stock, the “Term Preferred Stock”) utilizing the FVO under ASC 825. The primary reason for electing the FVO is to reflect economic events in the same period in which they are incurred and address simplification of reporting and presentation.

Securities Transactions

The Company records the purchase and sale of securities on the trade date. Realized gains and losses on investments sold are recorded based on the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in bank accounts, which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the accounts are held in order to manage any risk associated with such accounts.

Restricted Cash

Restricted cash is subject to a legal or contractual restriction by third parties as well as a restriction as to withdrawal

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

or use, including restrictions that require the funds to be used for a specified purpose and restrictions that limit the purpose for which the funds can be used. The Company considers cash collateral posted with counterparties for foreign currency contracts to be restricted cash. As of September 30, 2024, the Company held $5.4 million in restricted cash associated with forward currency contracts entered into by the Company.

Foreign Currency

The Company does not isolate the portion of its results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market price of such investments. Such fluctuations are included with the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents. Reported net realized foreign exchange gains or losses may arise from sales of foreign currency, currency gains or losses realized between trade and settlement dates on investment transactions, and the difference between the amounts of dividends and interest income recorded on the Company’s books and the U.S. dollar equivalent of the amounts actually received.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2024:

Fair Value Measurement (in millions)
	Level I	Level II	Level III	Investments measured at net asset value	Total
Assets at Fair Value
Investments at Fair Value
CLO Debt	$-	$135.2	$-	$-	$135.2
CLO Equity	-	-	929.8	-	929.8
Loan Accumulation Facilities	-	-	12.3	-	12.3
Asset Backed Securities	-	-	61.5	-	61.5
Bank Debt Term Loan	-	0.0	-	-	0.0
CFO Debt	-	-	3.2	-	3.2
CFO Equity	-	-	10.0	-	10.0
Common Stock	-	-	0.0	3.3	3.3
Corporate Bonds	-	-	7.5	6.9	14.4
Equipment Financing	-	-	7.9	-	7.9
Preferred Stock	-	-	0.3	-	0.3
Regulatory Capital Relief Securities	-	-	36.5	-	36.5
Total Investments at Fair Value (1)	$-	$135.3	$1,068.9	$10.2	$1,214.4

Liabilities at Fair Value

Term Preferred Stock and Unsecured Notes
Series 2028 Notes	$32.0	$-	$-	$-	$32.0
Series 2029 Notes	85.9	-	-	-	85.9
Series 2031 Notes	44.6	-	-	-	44.6
Series C Term Preferred Stock	51.1	-	-	-	51.1
Series F Term Preferred Stock	58.5	-	-	-	58.5
Total Liabilities at Fair Value (1)	$272.1	$-	$-	$-	$272.1

Securities purchased under agreements to resell, at fair value
Asset Backed Securities	$-	$4.1	$-	$-	$4.1

Other Financial Instruments at Fair Value (2)
Forward Currency Contracts
Unrealized appreciation on forward currency contracts (1)	$-	$0.2	$-	$-	$0.2
Unrealized depreciation on forward currency contracts (1)	$-	$(1.7)	$-	$-	$(1.7)

(1) Amounts may not foot due to rounding.

(2) Other financial instruments at fair value are representative of derivative contracts, such as forward currency contracts.  These instruments are reflected at the unrealized appreciation (depreciation) on the instrument.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

Significant Unobservable Inputs

The following table summarizes the quantitative inputs and assumptions used for investments categorized within Level III of the fair value hierarchy as of September 30, 2024.

	Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value (in millions)	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average(1)
CLO Equity	$882.4	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 6.10%
			Annual Prepayment Rate (3)	25.00%
			Reinvestment Spread	3.28% - 4.15% / 3.50%
			Reinvestment Price	99.50%
			Recovery Rate	67.73% - 70.00% / 69.67%
			Expected Yield (4)	4.22% - 90.98% / 21.21%

Asset Backed Securities	10.8	Discounted Cash Flow	Discount Rate (5)	12.77%
CFO Debt	3.2	Discounted Cash Flow	Discount Rate	10.70% - 14.04% / 11.75%
CFO Equity	2.9	Discounted Cash Flow	Discount Rate (5)	31.10%
Corporate Bonds	7.5	Discounted Cash Flow	Discount Rate (5)	13.00%
Preferred Stock	0.3	Discounted Cash Flow	Discount Rate (5)	12.00%
Regulatory Capital Relief Securities	36.5	Discounted Cash Flow	Discount Rate	11.71% - 16.27% / 13.64%
Total Fair Value of Level III Investments (6)	$943.6

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

(4) Represents yield based on fair value and projected future cash flow.

(5) Range not shown as only one position is included in category.

(6) Amounts may not foot due to rounding.

In addition to the techniques and inputs noted in the above table, the Adviser may use other valuation techniques and methodologies when determining the fair value measurements of the Company’s investments, as provided for in the Adviser’s valuation policy approved by the Board. Please refer to Note 2 "Summary of Significant Accounting Policies" for further discussion. The table is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2024. Unobservable inputs and assumptions are reviewed at each measurement date and updated as necessary to reflect current market conditions.

Increases (decreases) in the annual default rate, reinvestment price, expected yield and discount rate in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

Certain of the Company’s Level III investments have been valued using unadjusted inputs that have not been internally developed by the Adviser, including third-party transactions, third-party pricing, recent transactions and data reported by trustees. As a result, investments with a fair value of $78.0 million have been excluded from the preceding table. Additionally, the preceding table excludes $47.4 million of fair value pertaining to called CLO equity that has not yet been fully paid down and CLO equity with expected yields below 0% and over 100%.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

Change in Investments Classified as Level III

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2024:

	CLO Equity		Loan Accumulation Facilities		Asset Backed Securities	CFO Debt	CFO Equity	Common Stock
Balance as of January 1, 2024	$633.0		$21.5		$24.6	$1.2	$0.9	$0.0
Purchases of investments	412.2	(1)	93.4		60.3	1.9	8.6	-
Proceeds from sales or maturity of investments	(72.4	)(2)	(102.6	)(1)	(23.6)	-	-	-
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	(43.0)		-		0.2	0.1	0.5	0.0
Balance as of September 30, 2024 (3) (4)	$929.8		$12.3		$61.5	$3.2	$10.0	$0.0
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2024	$(21.7)		$0.0		$0.4	$0.1	$0.4	$-

	Corporate Bonds	Equipment Financing	Preferred Stock	Regulatory Capital Relief Securities	Total
Balance as of January 1, 2024	$3.0	$-	$0.3	$38.4	$722.8
Purchases of investments	4.4	8.6	-	-	589.4
Proceeds from sales or maturity of investments	-	(0.7)	-	(1.9)	(201.2)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	0.1	0.0	-	-	(42.1)
Balance as of September 30, 2024 (3) (4)	$7.5	$7.9	$0.3	$36.5	$1,068.9
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2024	$(0.0)	$-	$-	$0.6	$(20.2)

Amounts in millions.

(1) Includes $79.0 million of proceeds from sales or maturity of investments in loan accumulation facilities transferred to purchases of investments in CLO equity.

(2) Includes $69.7 million of return of capital on CLO equity investments from recurring cash flows and distributions from called deals.

(3) There were no transfers into or out of level III investments during the period.

(4) Amounts may not foot due to rounding.

The net realized gains (losses) recorded for Level III investments are reported in the net realized gain (loss) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents balance in the Consolidated Statement of Operations.

Fair Value – Valuation Techniques and Inputs

The Adviser establishes valuation processes and procedures to ensure the valuation techniques are fair and consistent, and valuation inputs are supportable. The Adviser has a Valuation Committee comprised of various senior personnel of the Adviser, the majority of which are not members of the Company’s portfolio management function. The Valuation Committee is responsible for overseeing the valuation process, evaluating the overall fairness and consistent application of the Adviser’s written valuation policies approved by the Board. The Valuation Committee reviews and approves the valuation on a monthly basis.

Valuation of CLO Equity

The Adviser estimates the fair value of CLO equity investments utilizing the output from a third-party financial tool based on assumptions derived from internal and external (market) data. The tool contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and uses market data inputs to project future cash flows to CLO equity tranches. Key inputs to the tool, including, but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser. Additionally, a third-

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

party independent valuation firm is used as an input by the Adviser to determine the fair value of the Company’s investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Adviser does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments that the Company holds as of the reporting date.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgment has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of Loan Accumulation Facilities

The Adviser determines the fair value of LAFs in accordance with FASB ASC Topic 820, Fair Value Measurements and Disclosures, utilizing the income approach as noted in ASC 820-10-55-3F (the “Income Approach”), in which fair value measurement reflects current market expectations about the receipt of future amounts (i.e., exit price). LAFs are typically short- to medium-term in nature and formed to acquire loans on an interim basis that are expected to form part of a specific CLO transaction. Pursuant to LAF governing documents, loans acquired by the LAF are typically required to be transferred to the contemplated CLO transaction at original cost plus accrued interest. In such situations, because the LAF will receive its full cost basis in the underlying loan assets and the accrued interest thereon upon the consummation of the CLO transaction, the Adviser determines the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), and (B) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses).

In certain circumstances, the LAF documents can contemplate transferring the underlying loans at a price other than original cost plus accrued interest or the Adviser may determine that, despite the initial expectation that a CLO transaction would result from a LAF, such a transaction is in fact unlikely to occur and, accordingly, it is unlikely the loans held by the LAF will be transferred at cost. Rather, the loans held by the LAF will most likely be sold at market value. In such situations, the Adviser will continue to fair value the LAF consistent with the Income Approach, but modify the fair value measurement to reflect the change in exit strategy of the LAF to incorporate market expectations of the receipt of future amounts (i.e., exit price). As such, the fair value of the LAF is most appropriately determined by reference to the market value of the LAF’s underlying loans, which is reflective of the price at which the LAF could sell its loan assets in an orderly transaction between market participants. As such, in these situations, the Adviser will continue utilizing the Income Approach and determine the fair value of the LAF as follows: (A) the cost of the Company’s investment (i.e., the principal amount invested), (B) the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets, and (C) to the extent the LAF has realized gains (losses) on its underlying loan assets which are reported by the Trustee during the applicable reporting period, its attributable portion of such realized gains (losses). The Adviser’s measure of the Company’s attributable portion of the unrealized gain (loss) on the LAF’s underlying loan assets takes into account the Adviser’s current market expectations of the receipt of future amounts on such assets, which may be impacted by various factors including any applicable change in market conditions or new information.

The Adviser categorizes LAFs as Level III investments. There is no active market and prices are unobservable.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

Valuation of Bank Debt Term Loans, ABS, CFO Debt, CFO Equity, Common Stock, Corporate Bonds, Equipment Financing, Preferred Stock and Regulatory Capital Relief Securities

The Adviser generally engages a nationally recognized independent valuation agent to determine fair value for bank debt term loans, ABS, CFO debt, CFO equity, common stock, corporate bonds, equipment financing, preferred stock and regulatory capital relief securities. The independent valuation agent performs a discounted cash flow analysis, or other valuation technique appropriate for the facts and circumstances, to determine the fair value of such investments, ultimately providing a high and low valuation for each investment. The final valuation recorded is within the high and low band provided by the valuation agent. Given the lack of observable inputs, the Adviser categorizes these investments as Level III investments.

The Adviser generally utilizes the mid-point of an indicative broker quotation or independent pricing service quotation, if available, to value such investments as of the reporting date. The Adviser generally categorizes investments valued utilizing indicative broker quotations or independent pricing service quotation as Level II or Level III depending on whether an active market exists as of the reporting date.

Exchange-Traded Investments

The Adviser values common stock investments that are traded on a national securities exchange at their last reported closing price from the applicable exchange as of the measurement date. Due to their observability and active market, the Adviser categorizes such investments as Level I investments.

Valuation of Joint Venture Investments

JV investments consist of common stock and senior unsecured notes issued by a JV entity. The Company values such investments using NAV as a practical expedient, unless it is probable that the Company will sell a portion of the investment at an amount different than NAV.

Valuation of Unsecured Notes and Term Preferred Stock

The Unsecured Notes and Term Preferred Stock are considered Level I securities and are valued at their official closing price, taken from the NYSE.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Risks of Investing in CLOs and Other Structured Debt Securities

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments.

There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Subordinated Securities Risk

CLO equity and junior debt securities that the Company may acquire are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Company will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which the Company is invested.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

High Yield Investment Risk

The CLO equity and junior debt securities that the Company acquires are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments typically involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Company’s performance.

Leverage Risk

The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Company’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Company invests are subject to a higher degree of risk of loss since the use of leverage magnifies losses.

Credit Risk

If (1) a CLO in which the Company invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, the Company’s income, NAV and/or market price would be adversely impacted.

Key Personnel Risk

The Adviser manages our investments. Consequently, the Company’s success depends, in large part, upon the services of the Adviser and the skill and expertise of the Adviser’s professional personnel. There can be no assurance that the professional personnel of the Adviser will continue to serve in their current positions or continue to be employed by the Adviser. We can offer no assurance that their services will be available for any length of time or that the Adviser will continue indefinitely as the Company’s investment adviser.

Conflicts of Interest Risk

The Company’s executive officers and directors, and the Adviser and certain of its affiliates and their officers and employees, including the members of the Investment Committee, have several conflicts of interest as a result of the other activities in which they engage.

Prepayment Risk

The assets underlying the CLO securities in which the Company invests are subject to prepayment by the underlying corporate borrowers. As such, the CLO securities and related investments in which the Company invests are subject to prepayment risk. If the Company or a CLO collateral manager are unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Company’s investment performance will be adversely impacted.

Liquidity Risk

Generally, there is no public market for the CLO investments in which the Company invests. As such, the Company may not be able to sell such investments quickly, or at all. If the Company is able to sell such investments, the prices the Company receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Company.

Incentive Fee Risk

The Company’s incentive fee structure and the formula for calculating the fee payable to the Adviser may incentivize the Adviser to pursue speculative investments and use leverage in a manner that adversely impacts the Company’s performance.

Fair Valuation of the Company’s Portfolio Investments

Generally, there is no public market for the CLO investments and certain other credit assets in which the Company

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

may invest. The Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser’s determinations of the fair value of the Company’s investments have a material impact on the Company’s net earnings through the recording of unrealized appreciation or depreciation of investments and may cause the Company’s NAV on a given date to understate or overstate, possibly materially, the value that the Company ultimately realizes on one or more of the Company’s investments.

Limited Investment Opportunities Risk

The market for CLO securities is more limited than the market for other credit related investments. The Company can offer no assurances that sufficient investment opportunities for the Company’s capital will be available. In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of the market is relatively limited. While the Company cannot determine the precise effect of such competition, such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

Non-Diversification Risk

The Company is a non-diversified investment company under the 1940 Act and expect to hold a narrower range of investments than a diversified fund under the 1940 Act.

Market Risk

Political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market, can affect the value of the Company’s investments. A disruption or downturn in the capital markets and the credit markets could impair the Company’s ability to raise capital, reduce the availability of suitable investment opportunities for the Company, or adversely and materially affect the value of the Company’s investments, any of which would negatively affect the Company’s business. These risks may be magnified if certain events or developments adversely interrupt the global supply chain, and could affect companies worldwide.

Loan Accumulation Facilities Risk

The Company may invest in LAFs, which are short to medium term facilities often provided by the bank that will serve as placement agent or arranger on a CLO transaction and which acquire loans on an interim basis which are expected to form part of the portfolio of a future CLO. Investments in LAFs have risks similar to those applicable to investments in CLOs. Leverage is typically utilized in such a facility and as such the potential risk of loss will be increased for such facilities employing leverage. In the event a planned CLO is not consummated, or the loans are not eligible for purchase by the CLO, the Company may be responsible for either holding or disposing of the loans. This could expose the Company to credit and/or mark-to-market losses, and other risks.

Synthetic Investments Risk

The Company may invest in synthetic investments, such as significant risk transfer securities and credit risk transfer securities issued by banks or other financial institutions, or acquire interests in lease agreements that have the general characteristics of loans and are treated as loans for withholding tax purposes. In addition to the credit risks associated with the applicable reference assets, the Company will usually have a contractual relationship only with the counterparty of such synthetic investment, and not with the reference obligor of the reference asset. Accordingly, the Company generally will have no right to directly enforce compliance by the reference obligor with the terms of the reference asset nor will it have any rights of setoff against the reference obligor or rights with respect to the reference asset. The Company will not directly benefit from the collateral supporting the reference asset and will not have the benefit of the remedies that would normally be available to a holder of such reference asset. In addition, in the event of the insolvency of the counterparty, the Company may be treated as a general creditor of such counterparty, and will not have any claim with respect to the reference asset.

Currency Risk

Although the Company primarily makes investments denominated in U.S. dollars, the Company may make

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

investments denominated in other currencies. The Company’s investments denominated in currencies other than U.S. dollars will be subject to the risk that the value of such currency will decrease in relation to the U.S. dollar. The Company may or may not hedge currency risk.

Hedging Risk

Hedging transactions seeking to reduce risks may result in poorer overall performance than if the Company had not engaged in such hedging transactions. Additionally, such transactions may not fully hedge the Company’s risks.

Reinvestment Risk

CLOs will typically generate cash from asset repayments and sales that may be reinvested in substitute assets, subject to compliance with applicable investment tests. If the CLO collateral manager causes the CLO to purchase substitute assets at a lower yield than those initially acquired or sale proceeds are maintained temporarily in cash, it would reduce the excess interest-related cash flow, thereby having a negative effect on the fair value of the Company’s assets and the market value of the Company’s securities. In addition, the reinvestment period for a CLO may terminate early, which would cause the holders of the CLO’s securities to receive principal payments earlier than anticipated. There can be no assurance that the Company will be able to reinvest such amounts in an alternative investment that provides a comparable return relative to the credit risk assumed.

Interest Rate Risk

The price of certain of the Company’s investments may be significantly affected by changes in interest rates, including recent increases in interest rates. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through investments in junior equity and debt tranches of CLOs are sensitive to interest rate levels and volatility. For example, because the senior secured loans constituting the underlying collateral of CLOs typically pay a floating rate of interest, a reduction in interest rates would generally result in a reduction in the residual payments made to the Company as a CLO equity holder (as well as the cash flow the Company receives on the Company’s CLO debt investments and other floating rate investments). Further, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses that may adversely affect the Company’s cash flow, fair value of the Company’s assets and operating results. Because CLOs generally issue debt on a floating rate basis, an increase in the relevant benchmark index will increase the financing costs of CLOs.

Refinancing Risk

If the Company incurs debt financing and subsequently refinances such debt, the replacement debt may be at a higher cost and on less favorable terms and conditions. If the Company fails to extend, refinance or replace such debt financings prior to their maturity on commercially reasonable terms, the Company’s liquidity will be lower than it would have been with the benefit of such financings, which would limit the Company’s ability to grow, and holders of the Company’s common stock would not benefit from the potential for increased returns on equity that incurring leverage creates.

Tax Risk

If the Company fails to qualify for tax treatment as a RIC under Subchapter M of the Code for any reason, or otherwise becomes subject to corporate income tax, the resulting corporate taxes (and any related penalties) could substantially reduce the Company’s net assets, the amount of income available for distributions to the Company’s stockholders, and the amount of income available for payment of the Company’s other liabilities.

Derivatives Risk

Derivative instruments in which the Company may invest may be volatile and involve various risks different from, and in certain cases greater than, the risks presented by other instruments. The primary risks related to derivative transactions include counterparty, correlation, liquidity, leverage, volatility, over-the-counter trading, operational and legal risks. In addition, a small investment in derivatives could have a large potential impact on the Company’s performance, effecting a form of investment leverage on the Company’s portfolio. In certain types of derivative transactions, the Company could lose the entire amount of the Company’s investment; in other types of derivative

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

transactions the potential loss is theoretically unlimited.

Counterparty Risk

The Company may be exposed to counterparty risk, which could make it difficult for the Company or the issuers in which the Company invests to collect on obligations, thereby resulting in potentially significant losses.

Price Risk

Investors who buy shares at different times will likely pay different prices.

Global Risks

Due to highly interconnected global economies and financial markets, the value of the Company’s securities and its underlying investments may go up or down in response to governmental actions and/or general economic conditions throughout the world. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Company and its investments.

Banking Risk

The possibility of future bank failures poses risks of reduced financial market liquidity at clearing, cash management and other custodial financial institutions. The failure of banks which hold cash on behalf of the Company, the Company's underlying obligors, the collateral managers of the CLOs in which the Company invests (or managers of other securitized or pooled vehicles in which the Company invests), or the Company’s service providers could adversely affect the Company’s ability to pursue its investment strategies and objectives. For example, if an underlying obligor has a commercial relationship with a bank that has failed or is otherwise distressed, such company may experience delays or other disruptions in meeting its obligations and consummating business transactions. Additionally, if a collateral manager has a commercial relationship with a distressed bank, the manager may experience issues conducting its operations or consummating transactions on behalf of the CLOs it manages, which could negatively affect the performance of such CLOs (and, therefore, the performance of the Company).

4.	DERIVATIVE CONTRACTS

The Company enters into forward currency contracts to manage the Company’s exposure to the foreign currencies in which some of the Company’s investments are denominated. Risks associated with forward currency contracts are the inability of counterparties to meet the terms of their respective contracts and movements in fair value and exchange rates.

Volume of Derivative Activities

The Company considers the notional amounts as of September 30, 2024, categorized by primary underlying risk, to be representative of the volume of its derivative activity during the nine months ended September 30, 2024:

Primary Underlying Risk	Long Exposure	Short exposure
	Notional amounts	Notional amounts
Foreign Exchange Risk
Forward Currency Contracts	$93,189,994	$21,361,735

Effect of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following table presents the fair value amounts of derivative contracts included in the Consolidated Statement of Assets and Liabilities, categorized by type of contract, as of September 30, 2024. Balances are presented on a gross basis, before application of the effect of counterparty and collateral netting. The following table also identifies the realized and unrealized gain and loss amounts included in the Consolidated Statement of Operations,

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

categorized by type of contract, for the nine months ended September 30, 2024.

Type of Contracts	Derivative Assets	Derivative Liabilities	Realized Gain (Loss)	Unrealized Gain (Loss)
Forward Currency Contracts	$149,123	$(1,726,530)	$(381)	$(203,512)

Offsetting of Assets and Liabilities

The Company is subject to master netting agreements with one counterparty. These agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements at prearranged exposure levels.

The following table presents potential effects of netting arrangements for derivative contracts presented in the Consolidated Statement of Assets and Liabilities, by counterparty, as of September 30, 2024:

	Presented on the Consolidated Statement of Assets and Liabilities		Collateral (Received)
Type of Contracts	Gross Value of Assets	Gross Value of Liabilities	Pledged	Net Amount
Counterparty 1	$149,123	$(1,726,530)	$5,390,000	$(1,577,407)

5.	COLLATERALIZED FINANCING ARRANGEMENTS

Investments Purchased Under Agreements to Resell

Investments purchased under agreements to resell involve the purchase of a security from a counterparty, with an obligation of the Company to resell the security back to the counterparty at a contracted price on maturity. In connection with its investments purchased under agreements to resell, it is the Company’s policy that its custodian, acting on behalf of the Company, take possession of the underlying collateral securities, the fair value of which, at all times, to be at least approximately 54% of the principal amount of the investments purchased under agreements to resell, including accrued interest. If the counterparty defaults under these agreements, and the fair value of the collateral declines, the realization of the collateral by the Company may be delayed or limited.

At September 30, 2024, the Company received the following securities as collateral for its investments purchased under agreements to resell:

Collateral		Contracted resell price	Fair value
Issuer	Investment Description
Asset Backed Security
Pagaya AI Debt Selection Trust	Class EFR Notes	$4,097,842	$8,625,743

The investment purchased under agreements to resell in the table above is not subject to master netting arrangements.

6.	RELATED PARTY TRANSACTIONS

Exemptive Relief

On March 17, 2015, the SEC issued an order granting the Company exemptive relief to co-invest in certain negotiated investments with affiliated investment funds managed by the Adviser, subject to certain conditions.

Eagle Point Credit Company Inc. & Subsidiaries

Notes to Consolidated Schedule of Investments

As of September 30, 2024

(Unaudited)

Affiliated Investments

The following investments were considered affiliated investments as defined under the 1940 Act, for which the Company’s ownership alongside other funds managed by the Adviser exceeds 5% or more of outstanding voting securities as of September 30, 2024:

Issuer	Investment Description	Interest Income	Dividend Income	Net unrealized appreciation (depreciation) on Investments, foreign currency and cash equivalents	Fair Value	Funded Commitment	Unfunded Commitment
Delta Leasing SPV III, LLC	Notes, Delayed Draw, 13.00% (due 07/18/2030)	$465,805	$-	$(885)	$7,478,536	$7,478,536	$3,661,221
Delta Financial Holdings LLC	Preferred Units	-	-	(18)	251,870	251,801	N/A
Delta Financial Holdings LLC	Common Units	-	-	-	574	1,147	N/A
Delta Leasing SPV III, LLC	Common Equity	-	-	-	9	18	N/A

Senior Credit Corp 2022 LLC	Senior Unsecured, 8.50% (due 12/05/2028)	346,706	-	-	6,884,929	6,884,929	1,130,071
Senior Credit Corp 2022 LLC	Common Stock	-	595,170	-	3,289,105	2,950,684	484,316
	Total	$812,510	$595,170	$(902)	$17,905,023	$17,567,115	$5,275,608